Exhibit 99.1

News Release

Inquiries: Jeanne Leonard, Liberty Property Trust, 610.648.1704

Liberty Property Trust Announces Third Quarter 2014 Results

Malvern, PA — October 21, 2014 - Liberty Property Trust reported that funds from operations available to common shareholders (diluted) (“FFO”) for the third quarter of 2014 was $0.64 per share, compared to $0.57 per share for the third quarter of 2013. FFO per share was $1.80 for the nine-month period ended September 30, 2014 and $1.86 per share for the same period in 2013.

Net income per common share (diluted) was $0.23 for the quarter ended September 30, 2014, compared to $0.21 for the quarter ended September 30, 2013. Net income per common share (diluted) for the nine-month period ended September 30, 2014 was $0.92, compared to $1.11 for the same period in 2013.

Results for the first nine months of 2014 reflect the sale of 6.6 million square feet of suburban office and flex properties which closed in two installments during December 2013 and January 2014. Year-over-year results are reflective of strategic portfolio transformation activities that have increased Liberty’s industrial portfolio and decreased its suburban office exposure.

Chairman and chief executive officer Bill Hankowsky said, “As we anticipated, the industrial markets are providing fertile ground to ramp up our development pipeline, and we continue to take advantage of positive supply/demand dynamics in our industrial markets. Office markets are firming, and we are seeing increased demand, particularly for space in Class-A properties.”

Portfolio Performance

Occupancy: At September 30, 2014, Liberty’s in-service portfolio of 105 million square feet was 92.3% occupied, compared to 91.7% at the end of the second quarter of 2014.

Same Store Performance: Property level operating income for same store properties decreased by 0.4% on a cash basis and by 0.9% on a straight line basis for the third quarter of 2014 compared to the same quarter in 2013.

Significant same store leases signed since June 30 include:

•                  456 International Parkway in Minooka, IL, a 456,479 square foot distribution building, has been leased in its entirety and will commence late in the fourth quarter.

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•                  Liberty has leased the remaining 421,200 square feet of space at 40 Logistics Drive, Carlisle PA, to fine chocolate manufacturer, Lindt and Sprungli (USA), Inc. The lease is expected to commence first quarter 2015.

•                  151 South Warner Road, King of Prussia, PA, an 89,914 square foot office building vacant at September 30, has been leased in its entirety, commencing late in the fourth quarter.

Real Estate Investments

Development Deliveries: In the third quarter, Liberty brought into service three development properties for a total investment of $200 million. The properties contain 2.8 million square feet of leasable space and are 100% leased. The current yield on these properties is 8.2%.

Development Starts: During the quarter, Liberty began development of eight wholly-owned properties for a projected investment of $157.9 million. The properties consist of:

•                  11835 Newgate Boulevard, Hagerstown, MD, a 616,000 square foot distribution facility, 100% pre-leased.

•                  140 Caliber Ridge, Greer, SC, a 156,000 square foot distribution building 100% pre-leased to Bosch Security Systems.

•                  120 Caliber Ridge, Greer, SC, a 156,000 square foot multi-tenant distribution building, 27% preleased.

•                  10020 South Reinhart Drive, Oak Creek, WI, a 171,000 square foot multi-tenant industrial building.

•                  333 Howard Street, Des Plaines, IL, a 236,000 square foot distribution building.

•                  11460 NW 122nd Street (Miami International Tradeport Building B), Medley, FL a 148,000 square foot multi-tenant industrial building.

•                  11020 Holly Lane, Dayton, MN, a 247,000 square foot multi-tenant industrial building.

•                  1910 W. Rio Salado Parkway, Tempe, AZ, a 154,000 square foot office building.

In addition to the wholly-owned starts, Liberty began development of two joint venture properties.

•                  1800 Arch Street, Philadelphia, PA, a 1.3 million square foot office and hotel property for $921.2 million. Comcast Corporation has signed a lease for 73.4% of the property’s office space. This project is being developed by joint ventures between Comcast and Liberty in which Liberty holds a 20% interest.

•                  300 North Mitchell Road, North Aurora, IL, a 430,000 square foot distribution building. Liberty holds a 25% interest in this $24.4 million property.

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Significant leasing in the development pipeline during and subsequent to the quarter included the entirety of 10 Emery Street, an 800,000 square foot distribution building in Bethlehem, PA, and the entirety of 7462 New Ridge Road, a 126,000 square foot multi-tenant industrial building in Hanover, MD.

Acquisitions: Liberty acquired one property for $6.8 million during the third quarter. 5039 Sirona Drive in Charlotte, NC is a 152,000 square foot distribution building, 100% leased at a current yield of 9.2%.

Capital Activities and Balance Sheet Management

The Company repaid its 5.65% Senior Notes due August 2014 in the amount of $200 million.

FFO Guidance Reconciliation

As previously stated, Liberty expects to report the fourth quarter 2014 funds from operations (“FFO”) per share in the range of $0.63 - $0.66. A reconciliation of projected FFO to projected GAAP net income for the fourth quarter of 2014 is below (all amounts projected):

	Q4-2014 Range
	Low	High
Net income per share	$0.56	$0.57
Depreciation and amortization of unconsolidated joint ventures	0.01	0.03
Depreciation and amortization	0.39	0.40
Gain on property dispositions	(0.33)	(0.32)
Noncontrolling interest share of addbacks	(0.00)	(0.02)

Funds from operations per share	$0.63	$0.66

About the Company

Liberty Property Trust (NYSE:LPT) is a leader in commercial real estate, serving customers in the United States and United Kingdom through the development, acquisition, ownership and management of superior office and industrial properties. Liberty’s 105 million square foot portfolio includes more than 750 properties providing office, distribution and light manufacturing facilities to 1,800 tenants.

Additional information about the Company, including Liberty’s Quarterly Supplemental Package with detailed financial information, is available in the Investors section of the Company’s web site at

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www.libertyproperty.com. If you are unable to access the web site, a copy of the supplemental package may be obtained by contacting Liberty by phone at 610-648-1704, or by e-mail to jleonard@libertyproperty.com.

Liberty will host a conference call during which management will discuss third quarter results, on Tuesday, October 21, 2014, at 1:00 p.m. Eastern Time. To access the conference call, please dial 855-277-7530. The passcode needed for access is 7918450. A replay of the call will be available until November 21, 2014, by dialing 1-855-859-2056 using the same passcode as above. The call can also be accessed in the Investors section of Liberty’s web site at www.libertyproperty.com.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law. These forward-looking statements include statements relating to, among others things, the timing of leasing, development and acquisition activity, expectations for our operating results, business and financial condition, our joint venture with Comcast, the impact of our strategic transformation activities on our portfolio and business and our growth prospects, as well as statements that are generally accompanied by words such as “believes,” “anticipates,” “expects,” “estimates,” “should,” “seeks,” “intends,” “proposed,” “planned,” “outlook” and “goal” or similar expressions. Although Liberty believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. These risks, uncertainties and other factors include, without limitation, uncertainties affecting real estate business generally (such as entry into new leases, renewals of leases and dependence on tenants’ business operations), risks relating to the integration of the operations of entities that we have acquired or may acquire, risks relating to financing arrangements and sales of securities, possible environmental liabilities, risks relating to leverage and debt service (including availability of financing terms acceptable to the company and sensitivity of the company’s operations and financing arrangements to fluctuations in interest rates), dependence on the primary markets in which the company’s properties are located, the existence of complex regulations relating to status as a REIT and the adverse consequences of the failure to qualify as a REIT, risks relating to litigation, including without limitation litigation involving entities that we have a acquired or may acquire, and the potential adverse impact of market interest rates on the market price for the company’s securities, and other risks and uncertainties detailed in the company’s filings with the Securities and Exchange Commission, including without limitation the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.  The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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Liberty Property Trust

Statement of Operations

September 30, 2014

(Unaudited and in thousands, except per share amounts)

	Quarter Ended		Nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Operating Revenue
Rental	$143,294	$110,260	$421,620	$321,932
Operating expense reimbursement	55,062	45,088	167,326	131,566
Total operating revenue	198,356	155,348	588,946	453,498

Operating Expenses
Rental property	33,105	27,634	103,728	79,547
Real estate taxes	25,595	18,925	75,812	55,788
General and administrative	14,748	17,217	48,077	53,466
Depreciation and amortization	58,578	39,159	173,184	113,906
Total operating expenses	132,026	102,935	400,801	302,707

Operating Income	66,330	52,413	188,145	150,791

Other Income/Expense
Interest and other	6,230	4,512	11,785	14,269
Interest	(37,958)	(33,542)	(115,635)	(89,414)
Total other income/expense	(31,728)	(29,030)	(103,850)	(75,145)

Income before property dispositions, income taxes, noncontrolling interest and equity in earnings of unconsolidated joint ventures	34,602	23,383	84,295	75,646
(Loss) gain on property dispositions	(20)	—	1,879	—
Income taxes	(859)	(629)	(2,083)	(1,780)
Equity in earnings of unconsolidated joint ventures	1,592	650	7,297	3,973

Income from continuing operations	35,315	23,404	91,388	77,839

Discontinued operations (including net gains on property dispositions of $38 and $29 for the quarters ended September 30, 2014 and 2013, respectively and $46,291 and $49,367 for the nine month periods ended September 30, 2014 and 2013, respectively)	136	6,544	48,276	70,008
Net Income	35,451	29,948	139,664	147,847
Noncontrolling interest - operating partnerships	(944)	(843)	(3,618)	(7,394)
Noncontrolling interest - consolidated joint ventures	(84)	(406)	(474)	(406)
Net Income available to common shareholders	$34,423	$28,699	$135,572	$140,047

Net income	$35,451	$29,948	$139,664	$147,847
Other comprehensive (loss) income - foreign currency translation	(13,000)	4,927	(5,189)	115
Other comprehensive income (loss) - change in net unrealized gain on derivative instruments	666	—	(990)	—
Comprehensive income	23,117	34,875	133,485	147,962
Less: comprehensive income attributable to noncontrolling interest	(739)	(1,370)	(3,948)	(7,777)
Comprehensive income attributable to common shareholders	$22,378	$33,505	$129,537	$140,185

Basic income per common share
Continuing operations	$0.23	$0.16	$0.60	$0.58
Discontinued operations	$—	$0.05	$0.32	$0.54
Total basic income per common share	$0.23	$0.21	$0.92	$1.12

Diluted income per common share
Continuing operations	$0.23	$0.16	$0.60	$0.58
Discontinued operations	$—	$0.05	$0.32	$0.53
Total diluted income per common share	$0.23	$0.21	$0.92	$1.11

Weighted average shares
Basic	147,422	135,628	146,987	124,889
Diluted	148,088	136,328	147,661	125,655

Amounts attributable to common shareholders
Income from continuing operations	$34,290	$22,316	$88,430	$72,048
Discontinued operations	133	6,383	47,142	67,999
Net income	$34,423	$28,699	$135,572	$140,047

Liberty Property Trust

Statement of Funds From Operations

September 30, 2014

(Unaudited and in thousands, except per share amounts)

	Quarter Ended				Nine months ended
	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
		Per		Per		Per		Per
		Weighted		Weighted		Weighted		Weighted
		Average		Average		Average		Average
	Dollars	Share	Dollars	Share	Dollars	Share	Dollars	Share

Reconciliation of net income to FFO - basic:
Basic - income available to common shareholders	$34,423	$0.23	$28,699	$0.21	$135,572	$0.92	$140,047	$1.12

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,334		4,176		9,966		10,874
Depreciation and amortization	58,114		45,642		171,730		135,418
Gain on property dispositions	(18)		(29)		(47,629)		(49,393)
Noncontrolling interest share in addback for depreciation and amortization and gain on property dispositions	(1,439)		(1,226)		(3,146)		(2,625)
Funds from operations available to common shareholders - basic	$94,414	$0.64	$77,262	$0.57	$266,493	$1.81	$234,321	$1.88

Reconciliation of net income to FFO - diluted:
Diluted - income available to common shareholders	$34,423	$0.23	$28,699	$0.21	$135,572	$0.92	$140,047	$1.11

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,334		4,176		9,966		10,874
Depreciation and amortization	58,114		45,642		171,730		135,418
Gain on property dispositions	(18)		(29)		(47,629)		(49,393)
Noncontrolling interest excluding preferred unit distributions	826		725		3,264		4,157
Funds from operations available to common shareholders - diluted	$96,679	$0.64	$79,213	$0.57	$272,903	$1.80	$241,103	$1.86

Reconciliation of weighted average shares:
Weighted average common shares - all basic calculations	147,422		135,628		146,987		124,889
Dilutive shares for long term compensation plans	666		700		674		766
Diluted shares for net income calculations	148,088		136,328		147,661		125,655
Weighted average common units	3,554		3,692		3,554		3,706
Diluted shares for Funds from operations calculations	151,642		140,020		151,215		129,361

The Company believes that the calculation of Funds from operations is helpful to investors and management as it is a measure of the Company’s operating performance that excludes depreciation and amortization and gains and losses from property dispositions.  As a result, year over year comparison of Funds from operations reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income.  In addition, management believes that Funds from operations provides useful information to the investment community about the Company’s financial performance when compared to other REITs since Funds from operations is generally recognized as the standard for reporting the operating performance of a REIT.  Funds from operations available to common shareholders is defined by NAREIT as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Funds from operations available to common shareholders does not represent net income or cash flows from operations as defined by GAAP and does not necessarily indicate that cash flows will be sufficient to fund cash needs. It should not be considered as an alternative to net income as an indicator of the Company’s operating performance or to cash flows as a measure of liquidity. Funds from operations available to common shareholders also does not represent cash flows generated from operating, investing or financing activities as defined by GAAP.

Liberty Property Trust

Balance Sheet

September 30, 2014

(Unaudited and in thousands, except share and unit amounts)

	September 30, 2014	December 31, 2013
Assets
Real estate:
Land and land improvements	$1,195,924	$1,138,922
Building and improvements	5,413,512	5,142,480
Less: accumulated depreciation	(1,177,726)	(1,057,644)

Operating real estate	5,431,710	5,223,758

Development in progress	250,506	209,187
Land held for development	265,864	233,055

Net real estate	5,948,080	5,666,000

Cash and cash equivalents	39,086	163,414
Restricted cash	22,918	51,456
Accounts receivable	18,571	13,900
Deferred rent receivable	111,823	99,956
Deferred financing and leasing costs, net of accumulated amortization (2014, $167,045; 2013, $140,933)	217,261	226,377
Investments in and advances to unconsolidated joint ventures	202,570	179,655
Assets held for sale	2,895	278,962
Prepaid expenses and other assets	97,638	95,840

Total assets	$6,660,842	$6,775,560

Liabilities
Mortgage loans	$534,547	$545,306
Unsecured notes	2,508,886	2,708,213
Credit facility	140,950	—
Accounts payable	65,668	70,406
Accrued interest	41,277	25,777
Dividend and distributions payable	72,046	71,323
Other liabilities	221,943	250,819

Total liabilities	3,585,317	3,671,844

Noncontrolling interest - operating partnership - 301,483 preferred units outstanding as of September 30, 2014 and December 31, 2013	7,537	7,537

Equity
Shareholders’ equity:
Common shares of beneficial interest, $.001 par value, 283,987,000 shares authorized, 149,354,294 (includes 1,249,909 in treasury) and 147,846,801 (includes 1,249,909 in treasury) shares issued and outstanding as of September 30, 2014 and December 31, 2013, respectively	149	148
Additional paid-in capital	3,724,184	3,669,618
Accumulated other comprehensive income	3,707	9,742
Distributions in excess of net income	(666,646)	(591,713)
Common shares in treasury, at cost, 1,249,909 shares as of September 30, 2014 and December 31, 2013	(51,951)	(51,951)
Total shareholders’ equity	3,009,443	3,035,844

Noncontrolling interest - operating partnership 3,553,566 and 3,556,566 common units outstanding as of September 30, 2014 and December 31, 2013, respectively	54,626	56,713
Noncontrolling interest - consolidated joint ventures	3,919	3,622

Total equity	3,067,988	3,096,179

Total liabilities, noncontrolling interest - operating partnership & equity	$6,660,842	$6,775,560